Exhibit 10.5

LIMITED WAIVER AND FIRST AMENDMENT

TO CONSTRUCTION LOAN AGREEMENT

This LIMITED WAIVER AND FIRST AMENDMENT TO CONSTRUCTION LOAN AGREEMENT (this “Agreement”), dated as of July 7, 2005, is entered into by and among the following parties:

(a) TIETEK LLC, a Delaware limited liability company (the “Borrower”);

(b) NORTH AMERICAN TECHNOLOGIES GROUP, INC., a Delaware corporation (the “Company”), and TIETEK TECHNOLOGIES, INC., a Texas corporation (“TTT”) (the Company and TTT shall be collectively referred to as the “Borrower Affiliates” and the Borrower Affiliates and the Borrower shall be collectively referred to as the “Borrower Group”); and

(c) OPUS 5949 LLC (formerly known as Tie Investors, LLC), a Texas limited liability company (the “Lender” and, together with the Borrower Group, the “Parties”).

RECITALS

A. The Borrower, the Borrower Affiliates, and the Lender entered into that certain Construction Loan Agreement, dated as of February 5, 2004, as amended by (1) that certain Release, dated February 22, 2005, by and among the Parties and (2) that certain Letter Agreement, dated April 6, 2005, by and among the Parties (as so amended, the “Loan Agreement”), pursuant to which the Lender agreed to make available to the Borrower Group certain financial accommodations.

B. An Event of Default occurred under the Loan Agreement by reason of the Borrower’s failure to make the required principal and interest payment due to the Lender on April 1, 2005 (the “Payment Default”);

C. On April 6, 2005, the Borrower, the Borrower Affiliates and Lender entered into a forbearance letter agreement (the “Initial Forbearance Letter”), whereby the Parties agreed, among other things, that the Lender would take no action under the Loan Agreement, or any other documents related to or arising out of the Loan Agreement (collectively, the “Loan Documents”), for a period beginning on the date of such forbearance letter agreement and ending on May 1, 2005 (such period, the “Initial Forbearance Period”).

D. On April 29, 2005, the Borrower, the Borrower Affiliates and Lender entered into a forbearance extension letter agreement (the “Extension Agreement”), whereby the Parties agreed, among other things, that the Initial Forbearance Period and the terms of the Initial Forbearance Letter would be extended through May 9, 2005.

E. Effective as of May 9, 2005, the Borrower, the Borrower Affiliates and Lender entered into that certain Forbearance Agreement, dated as of May 9, 2005 (the “Forbearance Agreement”), whereby the Parties agreed, among other things: (1) the Initial Forbearance Period

LIMITED WAIVER AND FIRST AMENDMENT

TO CONSTRUCTION LOAN AGREEMENT - Page 1

was further extended through January 1, 2006; (2) the interest payments otherwise due and payable by Borrower under the Loan Agreement and/or the other Loan Documents on April 1, 2005, July 1, 2005, and October 1, 2005, would be deferred until January 1, 2006; (3) the Borrower and the Borrower Affiliates would comply with certain additional covenants and conditions for the benefit of Lender, including, but not limited to, seeking additional third-party financing and sale of the Borrower.

F. The Borrower and the Borrower Affiliates acknowledge and agree that one or more Defaults or Events of Default have occurred and are continuing, or may occur, by reason of the Borrower’s failure to comply with its covenants contained in the Forbearance Agreement, including the Borrower’s covenant to select an investment banker to facilitate obtaining replacement financing and provide such investment banker’s suggested plans for obtaining such financing (together with the Payment Default, the “Specified Events of Default”).

G. The Specified Events of Default exist and remain uncured as of this date.

H. Pursuant to the terms of the Forbearance Agreement, the obligations evidenced by the Loan Documents due to the Lender have been accruing interest at the default rate of interest for the period commencing May 9, 2005 and continuing to the date hereof, as provided in that certain Promissory Note, dated February 5, 2004, in the stated principal amount of $14,000,000, made by the Borrower and the Borrower Affiliates, jointly and severally, payable to the order of the Lender (the “Prior Note”).

I. The Borrower and the Borrower Affiliates acknowledge and agree that as a result of the Specified Events of Default described above, the Lender has the right to exercise its rights and remedies under the Loan Agreement, the Prior Note and the other Loan Documents.

J. The Borrower and the Borrower Affiliates have requested that, subject to the terms, conditions, covenants and limitations contained in this Agreement, the Lender: (1) grant a limited waiver of the Specified Events of Default; (2) terminate the Initial Forbearance Letter, the Extension Agreement and the Forbearance Agreement in all respects; and (3) amend certain terms and conditions of the Loan Agreement, the Prior Note and certain other Loan Documents as set forth herein to, among other things, permit the Borrower to obtain additional financing as contemplated by the Forbearance Agreement that will be subordinate to the Loan (as defined in the Loan Agreement, as amended hereby) on the terms set forth below.

K. The Borrower and the Borrower Affiliates acknowledge and agree that, given the Borrower’s financial situation, the Borrower and the Borrower Affiliates have agreed to effect a restructuring of the Borrower’s indebtedness.

L. The Lender has agreed to the actions described in Paragraph J preceding, in each instance upon and subject to the terms, conditions, covenants and limitations contained in this Agreement.

LIMITED WAIVER AND FIRST AMENDMENT

TO CONSTRUCTION LOAN AGREEMENT - Page 2

ACKNOWLEDGMENTS:

(a) The Borrower and the Borrower Affiliates hereby acknowledge and agree to the accuracy of all Recitals included in this Agreement.

(b) The Borrower and the Borrower Affiliates acknowledge and agree that all amounts advanced to, or for the benefit of, the Borrower, including, but not limited to, the Loan prior to the date hereof are, and shall continue to be, obligations under the Loan Documents (the “Obligations”) and subject to all the terms and conditions in the Loan Agreement and the other Loan Documents, in each instance as amended and modified by this Agreement.

(c) The Borrower and the Borrower Affiliates acknowledge and agree that (i) as of July 7, 2005, the outstanding principal and accrued but unpaid amount of the Obligations is $15,022,115.68, of which $14,000,000.00 is the amount of outstanding principal of the Prior Note, $599,958.33 is the amount of accrued but unpaid interest thereon, $407,944.45 is the outstanding principal amount of the April Note, as defined below, and $14,212.90 is the amount of accrued by unpaid interest thereon; and (ii) the Obligations are enforceable against the Borrower without offset, reduction, or counterclaim.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereto, intending to be legally bound, agree to the above Recitals, Acknowledgments and as follows:

1. DEFINITIONS. All capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to them in the Loan Agreement.

2. LIMITED WAIVER. Subject to the terms and conditions set forth in this Agreement and the Borrower’s and the Borrower Affiliates’ acknowledgments and agreements set forth above, and expressly conditioned upon the absence of any additional Events of Default, other than the Specified Events of Default, and satisfaction and fulfillment of each of the conditions precedent set forth in Section 4 below and each of the conditions subsequent set forth in Section 5 below, the Lender hereby waives the Specified Events of Default. The waiver agreed to herein (i) is strictly limited to the Specified Events of Default, and except as expressly set forth in this Agreement, all the other terms, provisions and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect, in each instance as amended hereby, (ii) shall not extend nor be deemed to extend to any other Default or Event of Default that may now exist or hereafter arise under the Loan Agreement or any of the other Loan Documents, (iii) shall not impair, restrict or limit any right or remedy of the Lender with respect to any other Default or Event of Default that may now exist or hereafter arise under the Loan Agreement or any of the other Loan Documents, and (iv) shall not constitute any course of dealing or other basis for altering any obligation of any member of the Borrower Group or any right, privilege or remedy of the Lender under the Loan Agreement or any of the other Loan Documents. No failure on the part of any Lender to provide a notice hereunder or otherwise exercise, and no delay in providing any notice or otherwise exercising, any right, power, remedy or privilege under this Agreement, shall

LIMITED WAIVER AND FIRST AMENDMENT

TO CONSTRUCTION LOAN AGREEMENT - Page 3

operate as a waiver thereof, nor shall any single or partial exercise of any right, power, remedy or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

3. AMENDMENTS TO LOAN DOCUMENTS.

3.1 The following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

“Loan” Any and all of (i) a loan advanced in multiple disbursements as set forth herein as evidenced by the Note, (ii) interest thereon, whether paid in kind or otherwise, and (iii) any and all other debts, obligations and liabilities of every kind and character of the Borrower now or hereafter existing in favor of the Lender under this Agreement or any of the other Loan Documents in each case, secured by a first lien on the Assets and a Deed of Trust Mortgage and Security Agreement on the Premises.”

“Loan Documents” This Agreement, the First Amendment, the Note, the Deed of Trust, the Security Agreement, the Patent Security Agreement, the Intercreditor Agreement, the Voting Agreement, the Non-Compete Agreement, the NATK Royalty Agreement, the TieTek Royalty Agreement, the Membership Pledge Interest Agreements, the Solvency Certificates, and any other documents to be executed by Borrower or any of their respective shareholders pertaining to the Loan, and as the same may be amended from time to time.

“Note” collectively, (i) that certain Amended and Restated Promissory Note, dated as of July 7, 2005, in the stated principal amount of $14,000,000, made by the Borrower Group, jointly and severally, payable to the order of the Lender, (ii) any other promissory notes evidencing any portion of the Loan, including any instruments amended and restated by the instrument referred to in clause (i) immediately preceding, and (iii) any promissory notes or other agreement evidencing any renewals, extensions, increases, amendments, modifications, restatements or payment-in-kind in respect of any of the foregoing.”

3.2 The following definitions are hereby inserted in Section 1.1 of the Loan Agreement in the appropriate alphabetical order to read in their entirety as follows:

“Debentures” the 7% Convertible Debentures of the Company in the original principal amount of $5,000,000, issued pursuant that certain Securities Purchase Agreement dated as of July 7, 2005.

3.3 New Sections 6.1(l), (m), and (n) are hereby added to the Loan Agreement to read in their entirety as follows:

“(l) Amendments to Debentures. Company shall amend, restate, renew, increase, extend or otherwise modify the Debentures or any instrument executed or agreement entered into in connection therewith, orally or in writing, or allow any such amendment, restatement, renewal, increase, extension or modification to occur, without the prior written consent of the Lender.”

LIMITED WAIVER AND FIRST AMENDMENT

TO CONSTRUCTION LOAN AGREEMENT - Page 4

“(m) Defaults Under Debentures. Company shall be in default under or otherwise in breach or violation of the terms and conditions of the Debentures.”

“(n) Subordination. Company shall make any payment of all or any portion of the Debentures in violation Section 6 of the Debentures or voluntarily prepay all or any portion of the Debentures without the prior written consent of the Lender; provided, however, that nothing herein shall prohibit the Company from issuing shares of Company Common Stock to the holders of the Debentures in payment of interest due thereunder or upon conversion thereof.”

3.4 All references to the “Loan Agreement” or the “Construction Agreement” or other similar terms intended to refer to the Loan Agreement in each of the Loan Documents and in any other documents or agreements by, between or among any of the Borrower Group and their respective affiliates, and or for the benefit of the Lender will from and after the date hereof refer to the Loan Agreement, as amended hereby, and all obligations of the Borrower Group under the Loan Agreement, as amended hereby, shall be secured by and be entitled to the benefits of said Loan Documents and such other documents and agreements. All Loan Documents heretofore executed by all or any of the Borrower Group shall remain in full force and effect to secure the Loan (as defined in the Loan Agreement), and such Loan Documents, as amended hereby, are hereby ratified and affirmed.

4. CONDITIONS PRECEDENT TO EFFECTIVENESS. The effectiveness of this Agreement is subject to the fulfillment of each of the following terms and conditions to the satisfaction of Lender in its sole discretion at or before 2:00 p.m. (Dallas time) July 7, 2005.

4.1. The Lender shall have received fully executed copies of the Securities Purchase Agreement among the Company and certain purchasers of Debentures issued pursuant to the Securities Purchase Agreement, in form and substance satisfactory to Lender.

4.2. The Lender shall have received a legal opinion of the Borrower’s counsel in form and substance satisfactory to the Lender as to such matters as Lender may request with respect to each member of the Borrower Group, this Agreement, the Loan Agreement, the other Loan Documents and each agreement and instrument delivered in connection with, or contemplated by, this Agreement.

4.3. The Lender shall have received evidence satisfactory to the Lender that each Purchaser (as defined in the Securities Purchase Agreement) funded the Escrow Account (as defined in the Securities Purchase Agreement).

LIMITED WAIVER AND FIRST AMENDMENT

TO CONSTRUCTION LOAN AGREEMENT - Page 5

4.4. The Lender shall have received each of the following fully executed (other than by Lender) documents, in each instance in form acceptable to Lender:

(a)	an amended and restated promissory note in form of attached hereto as Exhibit A (the “Amended and Restated Note”), amending and restating the Prior Note; and

(b)	an amendment in the form attached hereto as Exhibit B (the “Deed of Trust Amendment”) amending that certain Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing, dated as of February 5, 2004, made by the Borrower, to Heather Kreager, Trustee, for the benefit of the Lender, filed of record February 23, 2004, in the office of the County Clerk of Harrison County, State of Texas, in Book OR, Volume 2794, Page 220, as Document No. 4002281, and that certain Assignment of Leases and Rents, dated as of February 5, 2004, made by the Borrower to the Lender, filed of record February 23, 2004, in the office of the County Clerk of Harrison County, State of Texas, in Book OR, Volume 2794, Page 262, as Document No. 4002282.

(c)	an Amended and Restated Registration Rights Agreement, in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), executed by the Company and providing for the registration of all shares of Company Common Stock issuable to the Lender pursuant to the Amended and Restated Note.

4.5 The Lender shall have received in satisfaction of that certain Promissory Note, dated April 1, 2005, in the original principal amount of $407,944.45, made by the Borrower Group (the “April Note”), jointly and severally, payable to the order of the Lender (evidencing interest paid in kind in accordance with the terms of the Prior Note), shares of the Company’s common stock, par value $.001 per share (the “Company Common Stock”) in an amount determined by dividing the total principal and interest then due and payable under such note by the average NATK Share Value (as defined in the Amended and Restated Note) for the twenty consecutive trading days ending upon the date prior to the effective date of this Agreement rounded up to the nearest whole share of Company Common Stock.

4.6 The Lender shall have received in satisfaction of the interest accruing on the April Note or the Prior Note, in each case since April 1, 2005, shares of Company Common Stock in an amount determined by dividing the total interest (including default interest) due and payable as of the effective date of this Agreement under such note by the average NATK Share Value for the twenty consecutive trading days ending upon the date prior to the effective date of this Agreement rounded up to the nearest whole share of Company Common Stock.

4.7 The Lender shall have received a written opinion of counsel to the Company acceptable to the Lender, in a form satisfactory to the Lender, to the effect that, at the time of issuance and delivery of shares of Company Common Stock pursuant to Sections 4.5 and 4.6 of this Agreement, regarding the representations set forth in Section 7.2(g) of this Agreement.

LIMITED WAIVER AND FIRST AMENDMENT

TO CONSTRUCTION LOAN AGREEMENT - Page 6

5. CONDITIONS SUBSEQUENT TO EFFECTIVENESS; ADDITIONAL COVENANTS AND OBLIGATIONS OF THE BORROWER AND THE BORROWER AFFILIATES. The continued effectiveness of this Agreement is subject to the satisfaction of the following conditions subsequent, unless specifically waived in writing by the Lender:

5.1 Beginning on July 7, 2005, the Borrower shall provide to the Lender summary weekly production reports and monthly the same or substantially the same information that Borrower and the Borrower Affiliates provide to the members of its Board of Directors and to its management including without limitation, specific performance reports or measurements, financial plans and budgets, and any other information reasonably requested by Lender, and shall be discussed in a weekly conference call with the Lender’s representatives or agents.

6. ADDITIONAL AGREEMENTS.

6.1. Default Interest. The Borrower and Borrower Affiliates agree and acknowledge that from and after May 9, 2005, the Obligations have accrued interest at the default rate of interest provided in the Prior Note, and the Obligations will continue to accrue interest at the default rate of interest as provided in Amended and Restated Note until the issue date of the Debentures, at which point the Obligations will accrue interest at the Applicable Rate as set forth in the Amended and Restated Note.

6.2. Audits and Field Exams. Until all of the Obligations owing to the Lender have been indefeasibly paid in full, the Lender, and its agents, appraisers, and advisors shall have the right of full access to, and may visit, the Borrower’s and the Borrower Affiliates’ business, upon reasonable notice, to (i) inspect the collateral of the Lender; (ii) visit and conduct field exams of the Borrower’s and the Borrower Affiliates’ business, (iii) take copies and extracts from the Borrower’s and the Borrower Affiliates’ books and records and inspect the Borrower’s and the Borrower Affiliates’ facility, (iv) conduct on-site monitoring thereof, and (v) obtain information requested by the Lender as to such matters relating to the Borrower’s and the Borrower Affiliates’ business operations. The Borrower’s and the Borrower Affiliates’ officers and employees shall fully cooperate with such efforts by the Lender, and its agents and advisors.

6.3. Consent to Relief. In the event of any breach of the Loan Documents, Conditions Precedent, the Conditions Subsequent or the Additional Agreements set forth in this Agreement, then, to the extent that the Lender establishes before a court of appropriate jurisdiction that any of the foregoing has occurred, the Borrower and the Borrower Affiliates consent to injunctive relief, including, but not limited to, the appointment of a receiver for the benefit of the Lender, in order to enforce the terms of this Agreement and the Loan Documents and to effect the remedies sought herein and under applicable law.

6.4. Cooperation of Borrower Affiliates. To the extent that compliance with any of the Conditions Precedent, Conditions Subsequent and Additional Agreements requires action or cooperation by the Borrower Affiliates, each of the Borrower Affiliates agree to

LIMITED WAIVER AND FIRST AMENDMENT

TO CONSTRUCTION LOAN AGREEMENT - Page 7

provide such cooperation and take such action, including, but not limited to, providing to the Lender complete access to the Borrower’s and the Borrower’s Affiliates’ books, records, and facilities to confirm or supplement any information provided to Lender.

6.5. Meeting with Management. The Borrower and the Borrower Affiliates agree to cause their respective management and boards of directors to, upon Lender’s request, attend informational meetings with the Lender to discuss and review the Borrower’s and the Borrower Affiliates’ business affairs and plans, provided, however, that absent an Event of Default, such meetings shall be limited to once per calendar month, provided, further, that in the event that Lender has questions or concerns regarding the status of the Borrower or any of the Borrower Affiliates, in addition to the meetings described above, the Lender may request a telephonic meeting with such management or boards of directors, or other representatives of the Borrower or any of the Borrower Affiliates, which meeting shall occur within 48 hours of such request.

6.6 Representations and Warranties of the Lender. The Lender hereby represents and warrants to the Borrower Group as follows:

(a) Own Account. The Lender understands that the shares of Company Common Stock issuable to it hereunder and pursuant to the Amended and Restated Note (the “Securities”) are “restricted securities” and have not been registered under the Securities Act of 1933 (the “Securities Act”) or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting the Lender’s right to sell the Securities pursuant to a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Securities by the Lender as provided for in the Registration Rights Agreement (the “Registration Statement”) or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. The Lender is acquiring the Securities hereunder in the ordinary course of its business. The Lender does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(b) Status. At the time the Lender was offered the Securities, it was, and at the date hereof it is either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(c) Experience of the Lender. The Lender, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the

LIMITED WAIVER AND FIRST AMENDMENT

TO CONSTRUCTION LOAN AGREEMENT - Page 8

prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Lender is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(d) General Solicitation. The Lender is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

6.7 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with applicable state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of the Lender or in connection with a pledge as contemplated in Section 5.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of the Lender under this Agreement and the Registration Rights Agreement.

(b) The Lender agree to the imprinting, so long as is required by this Section 6.7(b), of a legend on any of the Securities in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

LIMITED WAIVER AND FIRST AMENDMENT

TO CONSTRUCTION LOAN AGREEMENT - Page 9

The Company acknowledges and agrees that the Lender may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, the Lender may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Lender’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

6.8 Event of Default. If at any time the Borrower or any member of the Borrower Group contests the validity of the Forbearance Agreement or the Loan Agreement (each as amended), this Agreement, or the Amended and Restated Promissory Note, such event shall constitute an Event of Default under the Loan Agreement, the Prior Note and the Amended and Restated Promissory Note.

7. RATIFICATIONS, REPRESENTATIONS AND WARRANTIES.

7.1. The terms and provisions set forth in this Agreement shall supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly set forth in this Agreement, the terms and provisions of the Loan Agreement and each of the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Parties hereto agree that the Loan Agreement shall continue to be legal, valid, binding and enforceable in accordance with its terms.

7.2. The Borrower and the Borrower Affiliates hereby represent and warrant to the Lender as follows:

(a) the execution, delivery and performance of this Agreement and any and all other agreements executed and/or delivered in connection herewith or therewith have been authorized by all requisite action on the part of the Borrower and the Borrower Affiliates and will not violate (i) the Limited Liability Company Agreement of the Borrower; (ii) the articles of incorporation or bylaws of either of the Borrower Affiliates; or (iii) the operating agreement of any managing member of the Borrower.

(b) the representations and warranties contained in this Agreement, the Loan Agreement and the Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that breaches thereof are temporarily waived during the Forbearance Period by this Agreement;

LIMITED WAIVER AND FIRST AMENDMENT

TO CONSTRUCTION LOAN AGREEMENT - Page 10

(c) no Default or Event of Default under the Loan Agreement or the Loan Documents have occurred or are continuing, other than the Specified Events of Default (as expressly disclosed), unless such Default or Event of Default has been specifically waived in writing by the Lender;

(d) the consummation of the transactions contemplated hereby will not (i) violate any provision of the organizational documents or governing instruments of the Borrower or either of the Borrower Affiliates, (ii) violate any judgment, order, ruling, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, the Borrower or either of the Borrower Affiliates, or (iii) constitute a violation by the Borrower or the Borrower Affiliates of any law or regulation of any jurisdiction applicable to the Borrower or the Borrower Affiliates;

(e) this Agreement was reviewed by the Borrower and the Borrower Affiliates, who acknowledge and agree that the Borrower and the Borrower Affiliates (i) understand fully the terms of this Agreement and the consequences of the issuance hereof, (ii) have been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement with, such attorneys and other persons as the Borrower or the Borrower Affiliates may wish, and (iii) have entered into this Agreement of their own free will and accord and without threat or duress;

(f) this Agreement and all information furnished to the Lender are made and furnished in good faith, for value and valuable consideration; and this Agreement has not been made or induced by any fraud, duress or undue influence exercised by the Lender, or any other person; and

(g) with regard to the issuance and delivery of shares of Company Common Stock to the Lender pursuant to Sections 4.5 and 4.6: (i) the issuance and delivery of such shares to the Lender does not require registration under the Securities Act; (ii) the issuance and delivery of such shares to the Lender complies with all applicable state securities and blue sky laws; (iii) upon delivery to the Lender, such shares will be validly issued, fully paid and nonassessable; (iv) upon delivery to the Lender, such shares will be free of any liens, claims and encumbrances; (v) all corporate action on the part of the Company, its directors, officers and shareholders necessary for the authorization, issuance and delivery of such shares has been taken; and (vi) except as disclosed to the Lender, the issuance of such shares will not cause an adjustment to any conversion rates applicable to any preferred stock, options, warrants or other convertible securities of the Company or rights to acquire such securities of the Company.

8. MISCELLANEOUS.

8.1. Misrepresentation. The Borrower shall indemnify and hold the Lender harmless from and against any losses, damages, costs and expenses (including attorneys’ fees)

LIMITED WAIVER AND FIRST AMENDMENT

TO CONSTRUCTION LOAN AGREEMENT - Page 11

incurred by the Lender as a direct or indirect result of (i) breach of any representation or warranty contained in this Agreement, or (ii) any breach or default under any of the covenants or agreements contained in this Agreement.

8.2. Covenants and Agreements. The Borrower and the Borrower Affiliates hereby agree and acknowledge that the Borrower is truly indebted to the Lender for the Obligations (without offset, counterclaim, or reduction) pursuant to the terms of the Loan Agreement and the Loan Documents and hereby agree to observe, comply with and perform all of the obligations, terms, and conditions under or in connection with the Loan Agreement and the Loan Documents.

8.3. Ratification of Liens and Security Interests. The Borrower and the Borrower Affiliates hereby acknowledge and agree that the liens and security interests granted pursuant to or otherwise in connection with the Loan Agreement and the Loan Documents are valid and subsisting liens and security interests and are superior to all liens and security interests other than those exceptions approved by the Lender in writing and as otherwise permitted under the Loan Agreement or the Loan Documents.

8.4. No Waiver. The Borrower and the Borrower Affiliates agree that nothing contained in this Agreement shall affect or impair the validity or priority of the liens and security interests under the Loan Agreement or the Loan Documents. The Lender further reserves all of its rights and remedies under the Loan Agreement and the Loan Documents, except as expressly modified herein.

8.5. Survival of Representations and Warranties. Except as provided otherwise in this Agreement, all representations and warranties made in the Loan Agreement or any of the Loan Documents including, without limitation, any document furnished in connection with this Agreement, shall survive the execution and delivery of this Agreement, and no investigation by the Lender or any subsequent event shall affect the representations and warranties or the right of the Lender to rely upon them.

8.6. Expenses of the Lender. The Borrower agrees to pay on demand all costs and expenses incurred by the Lender in connection with the preparation, negotiation and execution of this Agreement and any other agreements executed pursuant hereto, including, without limitation, the reasonable costs and fees of the Lender’s legal counsel.

8.7. Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement, and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

8.8. Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

8.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by

LIMITED WAIVER AND FIRST AMENDMENT

TO CONSTRUCTION LOAN AGREEMENT - Page 12

facsimile shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Agreement.

8.10. No Commitment. The Borrower and the Borrower Affiliates agree the Lender has made no commitment or other agreement regarding the Loan Agreement or the Loan Documents, except as expressly set forth in this Agreement. The Borrower and the Borrower Affiliates warrant and represent that neither the Borrower nor the Borrower Affiliates will rely on any commitment or other agreement on the part of the Lender unless such commitment or agreement is in writing and signed by the Lender.

8.11. Survival. All representations, warranties, covenants and agreements of the Parties made in this Agreement shall survive the execution and delivery hereof, until such time as all of the obligations of the Parties hereto shall have lapsed in accordance with their respective terms or shall have been discharged in full.

8.12. Time of Essence. The Parties to this Agreement have agreed specifically with regard to the times for performance set forth in this Agreement. Further, the Parties to this Agreement acknowledge that the agreements with regard to the times for performance are material to this Agreement. Therefore, the Parties agree and acknowledge that time is of the essence to this Agreement.

8.13. Law Governing. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN SUBSTANTIALLY NEGOTIATED AND MADE IN THE STATE OF TEXAS AND SHALL BE INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF TEXAS APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED THEREIN, WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW RULES THEREOF OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION.

8.14. Consent to Jurisdiction. EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY TEXAS OR FEDERAL COURT SITTING IN DALLAS, TEXAS, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, THE LOAN DOCUMENTS, THE FORBEARANCE AGREEMENT, THE PRIOR NOTE OR THE NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. THE PARTIES HEREBY AGREE AND CONSENT THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY TEXAS OF FEDERAL COURT SITTING IN DALLAS, TEXAS MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AND SERVICE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL

LIMITED WAIVER AND FIRST AMENDMENT

TO CONSTRUCTION LOAN AGREEMENT - Page 13

HAVE BEEN SO MAILED. EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, THE LOAN DOCUMENTS, THE FORBEARANCE AGREEMENT, THE PRIOR NOTE OR THE NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY TEXAS OR FEDERAL COURT SITTING IN DALLAS, TEXAS AND FURTHER IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

8.15 Waiver; Modification. NO PROVISION OF THIS AGREEMENT MAY BE WAIVED, CHANGED OR MODIFIED, OR THE DISCHARGE THEREOF ACKNOWLEDGED, ORALLY, BUT ONLY BY AN AGREEMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM THE ENFORCEMENT OF ANY WAIVER, CHANGE, MODIFICATION OR DISCHARGE IS SOUGHT. NO DELAY ON THE PART OF THE LENDER IN EXERCISING ANY RIGHT, POWER OR PRIVILEGE HEREUNDER, SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY WAIVER OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER OPERATE AS A WAIVER OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF, OR THE EXERCISE OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER. ALL RIGHTS AND REMEDIES HEREIN PROVIDED ARE CUMULATIVE AND ARE NOT EXCLUSIVE OF ANY RIGHTS OR REMEDIES WHICH THE PARTIES HERETO MAY OTHERWISE HAVE AT LAW OR IN EQUITY.

8.16. Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE BORROWER AND THE BORROWER AFFILIATES HEREBY IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE LENDER IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

8.17. Final Agreement. THIS AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AGREEMENT IS EXECUTED. NEITHER THIS AGREEMENT NOR THE LOAN DOCUMENTS MAY BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

8.18. Release. EACH OF THE BORROWER AND THE BORROWER AFFILIATES HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT

LIMITED WAIVER AND FIRST AMENDMENT

TO CONSTRUCTION LOAN AGREEMENT - Page 14

HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF THE LIABILITY OF THE BORROWER TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE LENDER OR ITS RESPECTIVE AFFILIATES, PARTNERS, PARTICIPANTS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS, ASSIGNS, AND PREDECESSORS, AND EACH OF THE BORROWER AND THE BORROWER AFFILIATES HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE LENDER AND ITS AFFILIATES, PARTICIPANTS, PREDECESSORS, PARTNERS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, IN EACH CASE WHICH EITHER THE BORROWER OR ANY OF THE BORROWER AFFILIATES MAY NOW OR HEREAFTER HAVE AGAINST THE LENDER, AND ITS RESPECTIVE AFFILIATES, PARTNERS, PARTICIPANTS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, SUCCESSORS, ASSIGNS, AND PREDECESSORS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE OBLIGATIONS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR THE LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT. THE BORROWER AND THE BORROWER AFFILIATES HEREBY COVENANT AND AGREE NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST THE LENDER, AND ITS RESPECTIVE AFFILIATES, PARTICIPANTS, AGENTS, ATTORNEYS, PARTNERS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS, ASSIGNS, AND PREDECESSORS ARISING OUT OF OR RELATED TO THE LENDER’S ACTIONS, OMISSIONS, STATEMENT, REQUESTS OR DEMANDS ORIGINATING ON OR PRIOR TO THE DATE HEREOF IN ADMINISTERING, ENFORCING, MONITORING, COLLECTION OR ATTEMPTING TO COLLECT THE INDEBTEDNESS OF THE BORROWER TO THE LENDER, WHICH INDEBTEDNESS WAS EVIDENCED BY THE LOAN AGREEMENT AND THE LOAN DOCUMENTS.

8.19. Agreement Binding on the Borrower and the Borrower Affiliates. The Borrower and the Borrower Affiliates agree that this Agreement will be binding on the Borrower and the Borrower Affiliates and their respective successors and assigns; provided, no obligation or right hereunder shall be assignable by the Borrower or any of the Borrower Affiliates (whether voluntarily, involuntarily or by operation of law) without the prior written consent of the Lender.

LIMITED WAIVER AND FIRST AMENDMENT

TO CONSTRUCTION LOAN AGREEMENT - Page 15

8.20. Termination of Prior Agreements. Upon the effectiveness of this Agreement, each of the Forbearance Letter Agreement, the Extension Agreement and the Forbearance Agreement shall be terminated for all purposes.

LIMITED WAIVER AND FIRST AMENDMENT

TO CONSTRUCTION LOAN AGREEMENT - Page 16

IN WITNESS WHEREOF, the Borrower, the Borrower Affiliates, and the Lender have caused this Agreement to be executed and delivered as of the date first written.

BORROWER:

TIETEK LLC, a Delaware limited liability company

By:
Name:
Title:

BORROWER AFFILIATES:

NORTH AMERICAN TECHNOLOGIES GROUP, INC.,
a Delaware corporation

By:
Name:
Title:

TIETEK TECHNOLOGIES, INC., a Texas corporation

By:
Name:
Title:

LENDER:

OPUS 5949 LLC (fka Tie Investors LLC), a Texas limited liability company)

By:
Name:
Title:

LIMITED WAIVER AND FIRST AMENDMENT

TO CONSTRUCTION LOAN AGREEMENT – Signature Page